Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2011
Significant Accounting Policies [Abstract]
Basis Of Consolidation And Presentation Of Financial Information

(a) Basis of consolidation and presentation of financial information

The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). In addition to the financial statements included in this Form 20-F, we also prepare separate Consolidated Financial Statements, included in our Annual Report, in accordance with International Financial Reporting Standards as adopted by the European Union (IFRS), which differ in certain significant respects from U.S. GAAP. The Annual Report under IFRS is a separate document from this Form 20-F.

Unless otherwise indicated, our financial statements and other financial data contained in this Form 20-F are presented in U.S. dollars ($). The accompanying Consolidated Financial Statements include our financial position, results of operations and cash flows and those of our wholly-owned subsidiaries. All significant intercompany amounts have been eliminated. We use the equity method to account for equity investments in instances in which we own common stock and have the ability to exercise significant influence, but not control, over the investee.

Our directors believe that we have adequate resources to continue in operational existence for at least the next 12 months and that it is appropriate to continue to prepare our Consolidated Financial Statements on a going concern basis.

Use Of Estimates

(b) Use of estimates

The preparation of the Consolidated Financial Statements in conformity with U.S. GAAP requires management to make judgments, estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgments about carrying amounts of assets and liabilities that are not readily apparent from other sources. Estimates are used in determining items such as the carrying amounts of intangible assets, property, plant and equipment and equity method investments, revenue recognition, sales rebates and discounts, the fair value of share-based compensation, the accounting for contingencies and income taxes, among other items. Because of the uncertainties inherent in such estimates, actual results may differ materially from these estimates.

Fair Value Measurements

(c) Fair value measurements

Fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that asset or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the entity. In addition, the fair value of liabilities should include consideration of non-performance risk including our own credit risk.

We disclose our financial instruments that are measured at fair value on a recurring basis using the following fair value hierarchy for valuation inputs. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels, which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1:	Inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2:	Inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3:	Inputs are generally unobservable and typically reflect management's estimates of assumptions that market participants would use in pricing the asset or liability.

Cash And Cash Equivalents	(d) Cash and cash equivalents Cash and cash equivalents include cash and highly liquid investments with original maturities on acquisition of three months or less.
Accounts Receivable

(e) Accounts receivable

Accounts receivable are initially recognized at fair value, which represents the invoiced amounts, less adjustments for estimated revenue deductions such as product returns, chargebacks and cash discounts. An allowance for doubtful accounts is established based upon the difference between the recognized value and the estimated net collectible amount with the estimated loss recognized within operating expenses in the Consolidated Statement of Operations. When an account receivable balance becomes uncollectible, it is written off against the allowance for doubtful accounts.

Investment Securities And Impairment

(f) Investment securities and impairment

Marketable equity securities and debt securities are classified into one of three categories including trading, held-to-maturity, or available-for-sale. The classification depends on the purpose for which the financial assets were acquired.

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Marketable equity and debt securities are considered trading when purchased principally for the purpose of selling in the near term. These securities are recorded as current investments and are carried at fair value. Unrealized holding gains and losses on trading securities are included in other income. We did not hold any trading securities at December 31, 2011 and 2010.

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Marketable debt securities are considered held-to-maturity when we have the positive intent and ability to hold the securities to maturity. These securities are carried at amortized cost, less any impairment. We did not hold any held-to-maturity securities at December 31, 2011 and 2010.

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Marketable equity and debt securities not classified as trading or held-to-maturity are considered available-for-sale. These securities are recorded as either current or non-current investments and are carried at fair value, with unrealized gains and losses included in accumulated other comprehensive income/(loss) (OCI) in shareholders' equity. The assessment for impairment of marketable securities classified as available-for-sale is based on established financial methodologies, including quoted market prices for publicly traded equity and debt securities.

Non-marketable equity securities are carried at cost, less write-down-for-impairments, and are adjusted for impairment based on methodologies, including the Black-Scholes option-pricing model, the valuation achieved in the most recent private placement by an investee, an assessment of the impact of general private equity market conditions, and discounted projected future cash flows.

The factors affecting the assessment of impairments include both general financial market conditions and factors specific to a particular company. In the case of equity classified as available-for-sale, a significant and prolonged decline in the fair value of the security below its carrying amount is considered in determining whether the security is impaired. If any such evidence exists, an impairment loss is recognized.

Inventory

(g) Inventory

Inventory is valued at the lower of cost or market value. In the case of raw materials and supplies, cost is calculated on a first-in, first-out basis and includes the purchase price, including import duties, transport and handling costs and any other directly attributable costs, less trade discounts. In the case of work-in-progress and finished goods, costs include direct labor, material costs and attributable overheads, based on normal operating capacity.

Property, Plant And Equipment

(h) Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. Depreciation is computed using the straight-line method based on estimated useful lives as follows:

Buildings	15-40 years
Plant and equipment	3-10 years
Leasehold improvements	Shorter of expected useful life or lease term

Land is not depreciated as it is deemed to have an indefinite useful life.

Where events or circumstances indicate that the carrying amount of a property, plant and equipment may not be recoverable, we review the carrying value for impairment. The carrying amount of the asset is not deemed recoverable if its carrying amount exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of that asset. In such event, an impairment loss is recognized for the excess of the carrying amount over the asset's fair value.

Leasing

(i) Leasing

Property, plant and equipment acquired under a lease that transfers substantially all of the risks and rewards of ownership to us (a capital lease) are capitalized. Amounts payable under such leases, net of finance charges, are shown as current or non-current as appropriate. An asset acquired through capital lease is stated at an amount equal to the lower of its fair value or the present value of the minimum lease payments at the inception of the lease, less accumulated depreciation and impairment losses, and is included in property, plant and equipment. Finance charges on capital leases are expensed over the term of the lease to give a constant periodic rate of interest charge in proportion to the capital balances outstanding.

All other leases that are not capital leases are considered operating leases. Rentals on operating leases are charged to expense on a straight-line basis over the period of the lease. Leased property, plant and equipment sub-let to third parties are classified according to their substance as either finance or operating leases. All such arrangements that we have entered into as lessor are operating leases. Income received as lessor is recognized on a straight-line basis over the period of the lease.

Goodwill, Other Intangible Assets And Impairment

(j) Goodwill, other intangible assets and impairment

Goodwill is not amortized, but instead is tested for impairment at least annually.

Intangible assets with estimable useful lives are amortized on a straight-line basis over their respective estimated useful lives to their estimated residual values and, as with other long-lived assets such as property, plant and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset be tested for possible impairment, we compare undiscounted cash flows expected to be generated by an asset to the carrying amount of the asset. If the carrying amount of the long-lived asset is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. We determine fair value using the income approach based on the present value of expected cash flows. Our cash flow assumptions consider historical and forecasted revenue and operating costs and other relevant factors.

We review our goodwill for impairment at least annually or whenever events or changes in circumstances indicate that the carrying amount of these assets may not be recoverable. The goodwill impairment test is a two-step process and is performed at the reporting unit level. Following the divestment of our Elan Drug Technologies (EDT) business on September 16, 2011, Elan is comprised of a single reporting unit. Prior to the two-step process, we first assess qualitative factors to determine whether it is necessary to perform the two-step goodwill impairment test. The qualitative factors assessed include, but are not limited to, the macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, other relevant events affecting the reporting unit and the share price performance of the Company. If, after assessing the relevant qualitative factors, we determine that it is not more likely than not that the fair value of the reporting unit is less than its carrying amount, including goodwill, then the first and second steps of the goodwill impairment test are not performed. If, after assessing the relevant qualitative factors, we determine that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, including goodwill, then the first step of the goodwill impairment test is performed.

Under the first step, we compare the fair value of each reporting unit with its carrying amount, including goodwill. If the fair value of the reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired and step two does not need to be performed. If the carrying amount of a reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed to measure the amount of impairment charge, if any. The second step compares the implied fair value of the reporting-unit goodwill with the carrying amount of that goodwill, and any excess of the carrying amount over the implied fair value is recognized as an impairment charge. The implied fair value of goodwill is determined, by allocating the fair value of a reporting unit to individual assets and liabilities. The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of goodwill. In evaluating goodwill for impairment, we determine the fair values of the reporting units using the income approach, based on the present value of expected cash flows.

Equity Method Investments

(k) Equity method investments

Janssen AI

As part of the transaction whereby Janssen Alzheimer Immunotherapy (Janssen AI), a subsidiary of Johnson & Johnson, acquired substantially all of our assets and rights related to our Alzheimer's Immunotherapy Program (AIP) collaboration with Wyeth (which has been acquired by Pfizer Inc. (Pfizer)), we received a 49.9% equity investment in Janssen AI. Johnson & Johnson also committed to fund up to an initial $500.0 million towards the further development and commercialization of the AIP to the extent the funding is required by the collaboration. In the event that either an AIP product reaches market and Janssen AI is in a positive operating cash flow position, or the AIP is terminated before the initial $500.0 million funding commitment has been drawn down, Johnson & Johnson is not required to contribute the full $500.0 million. Any required additional expenditures in respect of Janssen AI's obligations under the AIP collaboration in excess of the initial $500.0 million funding commitment is required to be funded by Elan and Johnson & Johnson in proportion to their respective shareholdings up to a maximum additional commitment of $400.0 million in total. Based on current spend levels, we anticipate that we will be called upon to provide funding to Janssen AI commencing in the second quarter of 2012. In the event that further funding is required beyond the $400.0 million, such funding will be on terms determined by the board of Janssen AI, with Johnson & Johnson and Elan having a right of first offer to provide additional funding. If we fail to provide our share of the $400.0 million commitment or any additional funding that is required for the development of the AIP, and if Johnson & Johnson elects to fund such an amount, our interest in Janssen AI could, at the option of Johnson & Johnson, be commensurately reduced. We have recorded our investment in Janssen AI as an equity method investment on the Consolidated Balance Sheet as we have the ability to exercise significant influence, but not control, over the investee. The investment was initially recognized based on the estimated fair value of the investment acquired, representing the fair value of our proportionate 49.9% share of Janssen AI's total net assets at inception, which were comprised of the AIP assets and the asset created by the Johnson & Johnson contingent funding commitment.

Under the equity method, investors are required to recognize their share of the earnings or losses of an investee in the periods for which they are reported in the financial statements of the investee as this is normally considered an appropriate means of recognizing increases or decreases in the economic resources underlying the investments. However, Johnson & Johnson has committed to wholly fund up to an initial $500.0 million of development and commercialization expenses incurred by Janssen AI so the recognition by Elan of a share of Janssen AI losses that are solely funded by Johnson & Johnson's $500.0 million commitment would result in an inappropriate decrease in Elan's share of the economic resources underlying the investment in Janssen AI. Accordingly, until the $500.0 million funding commitment is fully utilized, we have applied the hypothetical liquidation at book value (HLBV) method to determine how an increase or decrease in net assets of Janssen AI affects Elan's interest in the net assets of Janssen AI on a period by period basis. Under the HLBV method, an investor determines its share of the earnings or losses of an investee by determining the difference between its claim on the investee's book value at the end and beginning of the period.

The difference between the cost of our equity method investment and the amount of our underlying equity in Janssen AI's reported net assets relates to the lower estimated value of Janssen AI's AIP assets when the equity method investment was initially recorded, and the asset created by the Johnson & Johnson $500.0 million contingent funding commitment. In relation to the AIP assets, in the event that an AIP product reaches market, our proportionate share of Janssen AI's reported results will be adjusted over the estimated remaining useful lives of those assets to recognize the difference in the carrying values. In relation to the asset created by the Johnson & Johnson contingent funding commitment, which is a limited life asset, the basis difference is amortized to the Consolidated Statement of Operations on a pro rata basis; based on the actual amount of Janssen AI losses that are solely funded by Johnson & Johnson in each period as compared to the total $500 million, which is the total amount we estimate will be solely funded by Johnson & Johnson.

Alkermes plc and Proteostasis Therapeutics, Inc.

We have recorded our investments in Alkermes plc and Proteostasis Therapeutics Inc. (Proteostasis) as equity method investments on the Consolidated Balance Sheet as we have the ability to exercise significant influence, but not control, over the investees. The investments were initially recognized based on the estimated fair value of the investment acquired. The carrying amount of the Alkermes plc equity method investment is approximately $300 million higher than our share of the book value of the net assets of Alkermes plc. Based on our preliminary assessment of the fair value of the net assets of Alkermes plc on the date of the transaction, this difference principally relates to identifiable intangible assets and goodwill attributable to the Alkermes Inc. business prior to its acquisition of the EDT business. Under the equity method, we recognize our share of the earnings or losses of our investees, adjusted for the amortization of the basis differences, in the Consolidated Statement of Operations with a corresponding increase or decrease in the carrying amount of the investments on the Consolidated Balance Sheet. We recognize our share of the earnings or losses of Proteostasis in the same periods for which they are reported in the financial statements of the investee; and we recognize our share of the earnings or losses of Alkermes plc on a one-quarter time lag as Alkermes plc's financial information is generally not publicly available when our quarterly and annual results are reported.

Financing Costs

(l) Financing costs

Debt financing costs are comprised of transaction costs and original issue discount on borrowings. Debt financing costs are allocated to financial reporting periods over the term of the related debt using the effective interest rate method.

The carrying amount of debt includes any related unamortized original issue discount. All other unamortized debt financing costs are presented as deferred financing costs in other assets.

Derivative Financial Instruments

(m) Derivative financial instruments

We enter into transactions in the normal course of business using various financial instruments in order to hedge against exposures to fluctuating exchange and interest rates. We use derivative financial instruments to reduce exposure to fluctuations in foreign exchange rates and interest rates. A derivative is a financial instrument or other contract whose value changes in response to some underlying variable, that has an initial net investment smaller than would be required for other instruments that have a similar response to the variable and that will be settled at a future date. We do not enter into derivative financial instruments for trading or speculative purposes. We did not hold any interest rate swap contracts or forward currency contracts at December 31, 2011 or 2010.

Our accounting policies for derivative financial instruments are based on whether they meet the criteria for designation as cash flow or fair value hedges. A designated hedge of the exposure to variability in the future cash flows of an asset or a liability, or of a forecasted transaction, is referred to as a cash flow hedge. A designated hedge of the exposure to changes in fair value of an asset or a liability is referred to as a fair value hedge. The criteria for designating a derivative as a hedge include the assessment of the instrument's effectiveness in risk reduction, matching of the derivative instrument to its underlying transaction, and the probability that the underlying transaction will occur. For derivatives with cash flow hedge accounting designation, we report the gain or loss from the effective portion of the hedge as a component of accumulated OCI and reclassify it into earnings in the same period or periods in which the hedged transaction affects earnings, and within the same income statement line item as the impact of the hedged transaction. For derivatives with fair value hedge accounting designation, we recognize gains or losses from the change in fair value of these derivatives, as well as the offsetting change in the fair value of the underlying hedged item, in earnings. Fair value gains and losses arising on derivative financial instruments not qualifying for hedge accounting are reported in our Consolidated Statement of Operations. The carrying amount of derivative financial instruments is reported within current assets or other current liabilities.

Revenue

(n) Revenue

We recognize revenue from the sale of our products, royalties earned and contract arrangements. Our revenues are classified into two categories: product revenue and contract revenue.

Product Revenue — Product revenue includes: (i) the sale of our products, (ii) royalties and (iii) manufacturing fees. We recognize revenue from product sales when there is persuasive evidence that an arrangement exists, title passes, the price is fixed or determinable, and collectability is reasonably assured. Revenue is recorded net of applicable sales tax and sales discounts and allowances, which are described below.

(i) The sale of our products consists of the sale of pharmaceutical drugs, primarily to wholesalers and physicians.

(ii) We earn royalties on licensees' sales of our products or third-party products that incorporate our technologies. Royalties are recognized as earned in accordance with the contract terms when royalties can be reliably measured and collectability is reasonably assured.

(iii) We received manufacturing fees for products that were manufactured by EDT on behalf of other third-party customers.

Tysabri® (natalizumab) was developed and is now being marketed in collaboration with Biogen Idec, Inc (Biogen Idec). In general, subject to certain limitations imposed by the parties, we share with Biogen Idec most development and commercialization costs. Biogen Idec is responsible for manufacturing the product. In the United States, we purchase Tysabri from Biogen Idec and are responsible for distribution. Consequently, we record as revenue the net sales of Tysabri in the U.S. market. We purchase product from Biogen Idec as required at a price, which includes the cost of manufacturing, plus Biogen Idec's gross profit on Tysabri and this cost, together with royalties payable to other third parties, is included in cost of sales. Outside of the United States, Biogen Idec is responsible for distribution and we record as revenue our share of the profit or loss on rest of world (ROW) sales of Tysabri, plus our directly incurred expenses on these sales, which are primarily comprised of royalties we incur and are payable by us to third parties and are reimbursed by the collaboration.

Contract Revenue — Contract revenue generally arose from EDT contracts to perform R&D services on behalf of clients, or from technology licensing. Contract revenue is recognized when earned and non-refundable, and when we have no future obligation with respect to the revenue, in accordance with the terms prescribed in the applicable contract. Contract research revenue consists of payments or milestones arising from R&D activities we perform on behalf of third parties. Our revenue arrangements with multiple elements are divided into separate units of accounting if certain criteria are met, including whether the delivered element has stand-alone value to the customer and whether there is objective and reliable evidence of the fair value of the undelivered items. The consideration we receive is allocated among the separate units based on their respective fair values, and the applicable revenue recognition criteria are applied to each of the separate units. Advance payments received in excess of amounts earned are classified as deferred revenue until earned.

Up-front fees received by us are deferred and amortized when there is a significant continuing involvement by us (such as an ongoing product manufacturing contract or joint development activities) after an asset disposal. We defer and amortize up-front license fees to income over the "performance period" as applicable. The performance period is the period over which we expect to provide services to the licensee as determined by the contract provisions.

Accounting for milestone payments depends on the facts and circumstances of each contract. We apply the milestone method in accounting for substantive milestone payments under contracts that include R&D deliverables. A milestone is considered substantive if consideration earned from achievement of the milestone (1) is commensurate with either the vendor's performance to achieve the milestone or the enhancement of the value of the delivered item, (2) relates solely to past performance, and (3) is reasonable in comparison to all of the deliverables and payment terms in the arrangement. If a milestone is considered substantive the consideration is recognized as revenue in the period in which the milestone is achieved. It is expected that the substantive milestone method will be appropriate for most contracts. If we determine the milestone method is not appropriate, we apply the proportional performance method to the relevant contracts. This method recognizes as revenue the percentage of cumulative non-refundable cash payments earned under the contract, based on the percentage of costs incurred to date compared to the total costs expected under the contract.

Sales Discounts And Allowances

(o) Sales discounts and allowances

We recognize revenue on a gross revenue basis (except for Tysabri revenue outside of the United States) and make various deductions to arrive at net revenue as reported in our Consolidated Statements of Operations. These adjustments are referred to as sales discounts and allowances and are described in detail below. Sales discounts and allowances include charge-backs, managed healthcare rebates and other contract discounts, Medicaid rebates, cash discounts, sales returns, and other adjustments. Estimating these sales discounts and allowances is complex and involves significant estimates and judgments, and we use information from both internal and external sources, including historical experience, to generate reasonable and reliable estimates.

We do not conduct our sales using the consignment model. All of our product sales transactions are based on normal and customary terms whereby title to the product and substantially all of the risks and rewards transfer to the customer upon either shipment or delivery. Furthermore, we do not have an incentive program that would compensate a wholesaler for the costs of holding inventory above normal inventory levels thereby encouraging wholesalers to hold excess inventory.

Charge-backs

In the United States, we participate in charge-back programs with a number of entities, principally the U.S. Department of Defense, the U.S. Department of Veterans Affairs, Group Purchasing Organizations and other parties whereby pricing on products is extended below wholesalers' list prices to participating entities. These entities purchase products through wholesalers at the lower negotiated price, and the wholesalers charge the difference between these entities' acquisition cost and the lower negotiated price back to us. We account for charge-backs by reducing accounts receivable in an amount equal to our estimate of charge-back claims attributable to a sale. We determine our estimate of the charge-backs primarily based on historical experience on a product-by-product and program basis, and current contract prices under the charge-back programs. We consider vendor payments, estimated levels of inventory in the wholesale distribution channel, and our claim processing time lag and adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

Medicaid rebates

In the United States, we are required by law to participate in state government-managed Medicaid programs as well as certain other qualifying federal and state government programs whereby discounts and rebates are provided to participating state and local government entities. Discounts and rebates provided through these other qualifying federal and state government programs are included in our Medicaid rebate accrual and are considered Medicaid rebates for the purposes of this discussion. We account for Medicaid rebates by establishing an accrual in an amount equal to our estimate of Medicaid rebate claims attributable to a sale. We determine our estimate of the Medicaid rebates accrual primarily based on our estimates of Medicaid claims, Medicaid payments, claims processing time lag, inventory in the distribution channel, as well as legal interpretations of the applicable laws related to the Medicaid and qualifying federal and state government programs, and any new information regarding changes in the Medicaid programs' regulations and guidelines that would impact the amount of the rebates on a product-by-product basis. We adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

Cash and other discounts

Cash and other discounts include cash discounts, generally at 2% of the sales price, as an incentive for prompt payment by customers in the United States. We account for cash discounts by reducing accounts receivable by the full amount of the discounts. We consider payment performance of each customer and adjust the accrual and revenue periodically throughout each year to reflect actual experience and future estimates.

Managed healthcare rebates and other contract discounts

We offer rebates and discounts to managed healthcare organizations in the United States. We account for managed healthcare rebates and other contract discounts by establishing an accrual equal to our estimate of the amount attributable to a sale. We determine our estimate of this accrual primarily based on historical experience on a product-by-product and program basis and current contract prices. We consider the sales performance of products subject to managed healthcare rebates and other contract discounts, processing claim lag time and estimated levels of inventory in the distribution channel and adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

Sales returns

We account for sales returns by reducing accounts receivable in an amount equal to our estimate of revenue recorded for which the related products are expected to be returned.

Our sales return accrual is estimated principally based on historical experience, the estimated shelf life of inventory in the distribution channel, price increases, and our return goods policy (goods may only be returned six months prior to expiration date and for up to 12 months after expiration date). We also take into account product recalls and introductions of generic products. All of these factors are used to adjust the accrual and revenue periodically throughout each year to reflect actual and future estimated experience.

In the event of a product recall, product discontinuance or introduction of a generic product, we consider a number of factors, including the estimated level of inventory in the distribution channel that could potentially be returned, historical experience, estimates of the severity of generic product impact, estimates of continuing demand and our return goods policy. We consider the reasons for, and impact of, such actions and adjust the sales returns accrual and revenue as appropriate.

Other adjustments

In addition to the sales discounts and allowances described above, we make other sales adjustments primarily related to estimated obligations for credits to be granted to wholesalers under wholesaler service agreements we have entered into with many of our pharmaceutical wholesale distributors in the United States. Under these agreements, the wholesale distributors have agreed, in return for certain fees, to comply with various contractually defined inventory management practices and to perform certain activities such as providing weekly information with respect to inventory levels of product on hand and the amount of out-movement of product. As a result, we, along with our wholesale distributors, are able to manage product flow and inventory levels in a way that more closely follows trends in prescriptions. We generally account for these other sales discounts and allowances by establishing an accrual in an amount equal to our estimate of the adjustments attributable to the sale. We generally determine our estimates of the accruals for these other adjustments primarily based on contractual agreements and other relevant factors, and adjust the accruals and revenue periodically throughout each year to reflect actual experience.

Use of information from external sources

We use information from external sources to identify prescription trends and patient demand, including inventory pipeline data from the three major drug wholesalers in the United States. The inventory information received from these wholesalers is a product of their record-keeping process and excludes inventory held by intermediaries to whom they sell, such as retailers and hospitals. We also receive information from IMS Health, a supplier of market research to the pharmaceutical industry, which we use to project the prescription demand-based sales for our pharmaceutical products. Our estimates are subject to inherent limitations of estimates that rely on third-party information, as certain third-party information is itself in the form of estimates, and reflect other limitations including lags between the date as of which third-party information is generated and the date on which we receive such information.

Advertising Expenses	(p) Advertising expenses We expense the costs of advertising as incurred. Advertising expenses were $0.6 million in 2011 (2010: $0.7 million; 2009: $1.7 million).
Research And Development

(q) Research and development

R&D costs are expensed as incurred. Acquired in-process research and development (IPR&D) is expensed as incurred. Costs to acquire intellectual property, product rights and other similar intangible assets are capitalized and amortized on a straight-line basis over the estimated useful life of the asset. The method of amortization chosen best reflects the manner in which individual intangible assets are consumed.

Taxation

(r) Taxation

We account for income tax expense based on income before taxes using the asset and liability method. Deferred tax assets (DTAs) and liabilities are determined based on the difference between the financial statement and tax basis of assets and liabilities using the enacted tax rates projected to be in effect for the year in which the differences are expected to reverse. DTAs are recognized for the expected future tax consequences, for all deductible temporary differences and operating loss and tax credit carryforwards. A valuation allowance is required for DTAs if, based on available evidence, it is more likely than not that all or some of the asset will not be realized due to the inability to generate sufficient future taxable income.

Significant estimates are required in determining our provision for income taxes. Some of these estimates are based on management's interpretations of jurisdiction-specific tax laws or regulations and the likelihood of settlement related to tax audit issues. Various internal and external factors may have favorable or unfavorable effects on our future effective income tax rate. These factors include, but are not limited to, changes in tax laws, regulations and/or rates, changing interpretations of existing tax laws or regulations, changes in estimates of prior years' items, past and future levels of R&D spending, likelihood of settlement, and changes in overall levels of income before taxes.

We recognize the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. We account for interest and penalties related to unrecognized tax benefits in income tax expense.

Accumulated Other Comprehensive Income/(Loss)

(s) Accumulated other comprehensive income/(loss)

Comprehensive income/(loss) is comprised of our net income or loss and OCI. OCI includes certain changes in shareholders' equity that are excluded from net income. Specifically, we include in OCI changes in the fair value of unrealized gains and losses on our investment securities, certain foreign currency translation adjustments, and adjustments relating to our defined benefit pension plans.

Comprehensive income/(loss) for the years ended December 31, 2011, 2010 and 2009 has been reflected in the Consolidated Statements of Shareholders' Equity/(Deficit) and Comprehensive Income/(Loss).

Foreign Operations

(t) Foreign operations

Transactions in foreign currencies are recorded at the exchange rate prevailing at the date of the transaction. The resulting monetary assets and liabilities are translated into U.S. dollars at exchange rates prevailing at subsequent balance sheet dates, and the resulting gains and losses are recognized in the Consolidated Statement of Operations and, where material, separately disclosed.

The functional currency of Elan and most of our subsidiaries is U.S. dollars. For those subsidiaries with a non-U.S. dollar functional currency, their assets and liabilities are translated using year-end rates and income and expenses are translated at average rates. The cumulative effect of exchange differences arising on consolidation of the net investment in overseas subsidiaries are recognized as OCI in the Consolidated Statements of Shareholders' Equity/(Deficit) and Comprehensive Income/(Loss).

Share-Based Compensation

(u) Share-based compensation

Share-based compensation expense for equity-settled awards made to employees and directors is measured and recognized based on estimated grant date fair values. These awards include employee stock options, restricted stock units (RSUs) and stock purchases related to our employee equity purchase plan (EEPP).

Share-based compensation cost for RSUs awarded to employees and directors is measured based on the closing fair market value of the Company's shares on the date of grant. Share-based compensation cost for stock options awarded to employees and directors and shares issued under our EEPP is estimated at the grant date based on each option's fair value as calculated using an option-pricing model. The value of awards expected to vest is recognized as an expense over the requisite service periods.

Share-based compensation expense for equity-settled awards to non-employees in exchange for goods or services is based on the fair value of the awards on the measurement date; which is the earlier of the date at which the commitment for performance by the non-employees to earn the awards is reached and the date at which the non-employees' performance is complete. We have determined that the expected vest date is the measurement date for awards granted to non-employees.

Estimating the fair value of share-based awards as of the grant or vest date using an option-pricing model, such as the binomial model, is affected by our share price as well as assumptions regarding a number of complex variables. These variables include, but are not limited to, the expected share price volatility over the term of the awards, risk-free interest rates, and actual and projected employee exercise behaviors.

Pensions And Other Employee Benefit Plans

(v) Pensions and other employee benefit plans

We have two defined benefit pension plans covering employees based in Ireland. These plans were closed to new entrants from March 31, 2009. These plans are managed externally and the related pension costs and liabilities are assessed at least annually in accordance with the advice of a qualified professional actuary. Two significant assumptions, the discount rate and the expected rate of return on plan assets, are important elements of expense and/or liability measurement. We evaluate these assumptions at least semi-annually, with the assistance of an actuary. Other assumptions involve employee demographic factors such as retirement patterns, mortality, turnover and the rate of compensation increase. We use a December 31 measurement date and all plan assets and liabilities are reported as of that date. The cost or benefit of plan changes, which increase or decrease benefits for prior employee service, is included in expense on a straight-line basis over the period the employee is expected to receive the benefits.

We recognize actuarial gains and losses using the corridor method. Under the corridor method, to the extent that any cumulative unrecognized net actuarial gain or loss exceeds 10% of the greater of the present value of the defined benefit obligation and the fair value of the plan assets, that portion is recognized over the expected average remaining working lives of the plan participants. Otherwise, the net actuarial gain or loss is recorded in OCI.

We recognize the funded status of benefit plans in our Consolidated Balance Sheet. In addition, we recognize as a component of OCI the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic pension cost of the period.

An event that significantly reduces the expected years of future service of present employees or eliminates for a significant number of employees the accrual of defined benefits for some or all of their future services is a curtailment. A gain arising on a curtailment is recorded in the Consolidated Statement of Operations to the extent that such a gain exceeds any net loss included in OCI. A loss arising on a curtailment is recorded in the Consolidated Statement of Operations to the extent that such a loss exceeds any net gain included in OCI.

We also have a number of other defined contribution benefit plans, primarily for employees outside of Ireland. The cost of providing these plans is expensed as incurred.

Contingencies

(w) Contingencies

We assess the likelihood of any adverse outcomes to contingencies, including legal matters, as well as the potential range of probable losses. We record accruals for such contingencies when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. If an unfavorable outcome is probable, but the amount of the loss cannot be reasonably estimated, we estimate the range of probable loss and accrue the most probable loss within the range. If no amount within the range is deemed more probable, we accrue the minimum amount within the range. If neither a range of loss nor a minimum amount of loss is estimable, then appropriate disclosure is provided, but no amounts are accrued.